SUPPLEMENT DATED JANUARY 1, 1998 TO
                          PROSPECTUS DATED MAY 1, 1997


                           WRL SERIES ANNUITY ACCOUNT
                        MERIDIAN SECTOR VARIABLE ANNUITY
                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO


         On December 16, 1997, Western Reserve ("WRL") obtained an Order from the U.S. Securities and Exchange Commission ("SEC") approving the substitution of: (1) shares of the U.S. Equity Portfolio of the WRL Series Fund, Inc. (the "Fund") for shares of the US Sector Portfolio of the Fund, and (2) shares of the Global Portfolio of the Fund for shares of the Foreign Sector Portfolio of the Fund currently held by the corresponding Sub-Accounts of the WRL Series Annuity Account (the "Account").

         On December 16, 1997, the substitution was effected in accordance with the SEC Order. The effect of the share substitution was to replace (1) the former US Sector Portfolio with the U.S. Equity Portfolio; and (2) the former Foreign Sector Portfolio with the Global Portfolio as investment options under your Meridian Sector Variable Annuity Contract (the "Contract"). At that time, the name of the US Sector Sub-Account was changed to the "U.S. Equity Sub-Account" and the name of the Foreign Sector Sub-Account was changed to the "Global Sub-Account." The Portfolio and Sub-Account substitutions took place at net asset value with no change in the amount of any Owner's benefits or Annuity Value. WRL and its affiliates did not receive any compensation or remuneration as a result of this transaction.

          As of the date of this supplement, THIRTEEN new Sub-Accounts of the Account are being added to your Contract. Together with the Global, U.S. Equity and Global Sector Sub-Accounts, your investment options now total SIXTEEN. You may allocate new Purchase Payments and transfer existing Annuity Value to one or more of these sixteen Sub-Accounts or the Fixed Account, subject to certain conditions. Each Sub-Account invests in one investment portfolio of the Fund. The sixteen investment portfolios of the Fund now available under your Contract are: the Aggressive Growth Portfolio, Emerging Growth Portfolio, Growth Portfolio, Global Portfolio, Balanced Portfolio, Strategic Total Return Portfolio, Bond Portfolio, Growth & Income Portfolio, Money Market Portfolio, Tactical Asset Allocation Portfolio, Value Equity Portfolio, C.A.S.E. Growth Portfolio, Global Sector Portfolio, International Equity Portfolio, U.S. Equity Portfolio and Third Avenue Value Portfolio. To learn more about your new investment options, including a description of risks, please consult the prospectus for the Fund.

         As a result of the addition of the new Sub-Accounts, your Contract is identical to another variable annuity contract offered by WRL and supported by the Account. This contract is marketed under the name WRL Freedom Conqueror (the "Conqueror Contract"). For this reason, the information you will be receiving in the future will refer to the Conqueror Contract and will be applicable in every respect to your Contract. You should carefully read the enclosed prospectus for the Conqueror Contract which describes your new investment options and retain it for future reference.






wrl00190.doc